UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 6, 2019

U.S. ENERGY CORP.

(Exact Name of Company as Specified in its Charter)

Wyoming	000-06814	83-0205516
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

950 S. Cherry St., Suite 1515, Denver, Colorado	80246
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 993-3200

Not Applicable

Former Name, Former Address or Former Fiscal Year,

If Changed From Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	USEG	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.08. Shareholder Director Nominations.

On September 6, 2019, U.S. Energy Corp. (the “Company”) determined that the Company’s 2019 annual meeting of shareholders (the “2019 Annual Meeting”) will be held on or about November 6, 2019, at 8:30 a.m., Mountain Daylight Time, at the Company’s corporate headquarters or at such other time and location to be determined by the Company’s Board of Directors or authorized officers and set forth in the Company’s proxy statement for the 2019 Annual Meeting. It is possible that the 2019 Annual Meeting may be further delayed.

The 2019 Annual Meeting will be held more than 30 days after the first anniversary of the Company’s 2018 annual meeting of shareholders, which was held on September 11, 2018. As a result, shareholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2019 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must provide written notice that is received by the Company’s Secretary at the Company’s corporate headquarters, 950 S. Cherry St., Suite 1515, Denver, Colorado 80246, on or before September 13, 2019, which the Company has determined to be a reasonable time before it expects to make its proxy materials available. Shareholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2019 Annual Meeting must comply with the requirements of, and all the applicable rules and regulations promulgated by, the Securities and Exchange Commission under the Exchange Act, including the deadline set forth above. In addition, pursuant to the Company’s amended and restated bylaws, any proposal of business or director nomination intended to be considered at the 2019 Annual Meeting but not intended to be included in the Company’s proxy materials must have been received by the Company’s Secretary at the Company’s corporate headquarters by August 8, 2019 and must have otherwise complied with the applicable provisions of the Company’s amended and restated bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

By:	/s/ Ryan Smith
Ryan Smith
Chief Financial Officer

Dated:	September 6, 2019